UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2005

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FIRST NATIONAL LINCOLN CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Table of Contents

Item 2.02 Results of Operations and Financial Condition	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2005, the Registrant issued the press release filed herewith as Exhibit 99.1 with information regarding the results of operations and financial condition of First National Lincoln Corporation for the quarter and nine months ended September 30, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated October 26, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. STEPHEN WARD

F. Stephen Ward

Treasurer and Chief Financial Officer

Dated: October 26, 2005

Exhibit Index

Exhibit Number            Description of Exhibit

99.1	Registrant's Press Release dated October 26, 2005.